Securities and Exchange Commission
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

        Date of Report (date of earliest event reported): April 12, 2002

                                 Decorize, Inc.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                        001-31260               43-1931810
------------------------         ------------------------   --------------------
(State of Incorporation)         (Commission File Number)      (IRS employer
                                                             identification no.)

            211 S. Union Street, Suite F, Springfield, Missouri 65802
            ---------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       Registrant's Telephone Number, Including Area Code: (417) 879-3326


         Page 1 of 5 pages Exhibit Index on page 4.

Item 4.  Changes in Registrant's Certifying Accountant.

         On April 12, 2002, Decorize, Inc. (the "Company") dismissed its independent public accountants, Kirkpatrick, Phillips & Miller, CPA's, P.C. (the "Former Accountants"). The decision to change accountants was recommended and approved by the Company's Board of Directors.

         From July 31, 2001, the date of the Former Accountant's engagement, until April 12, 2002, there were no disagreements with the Former Accountants on any matter of accounting principle or practice, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. None of the Former Accountant's reports on the Company's financial statements for the period of their engagement with the Company contained an adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         The letter from the Former Accountants to the office of the Chief Accountant of the Securities and Exchange Commission stating that they are in agreement with the statements contained in this Form 8-K is attached hereto as
Exhibit 16.1.

         Effective April 12, 2002, the Company engaged Ernst & Young, LLP ("EY"), as its independent public accountants. During the two (2) most recent fiscal years and the period of January 1, 2002 through April 12, 2002, neither the Company (nor anyone on behalf of the Company) consulted EY regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage EY as the Company's independent public accountants.

Item 7.  Financial Statements and Exhibits.

         (C)      Exhibits.

                  16.1 Letter from Kirkpatrick, Phillips & Miller, CPA's, P.C., regarding change in certifying accountant.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DECORIZE, INC.



Date: April 12, 2002                        By:     /s/ Jon Baker
                                                --------------------------------
                                                 Name:    Jon Baker
                                                 Title:  Chief Executive Officer

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

                                  Exhibit Index


16.1     Letter regarding change in certifying accountant.


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